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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 25, 2002


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-10434                 13-1726769
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)


      PLEASANTVILLE, NEW YORK                             10570-7000
(Address of principal executive offices)                  (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000

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                                                            Page 1 of 28 pages.


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ITEM 5.  OTHER EVENTS.

         Filed herewith is the company's news release, issued on October 25, 2002, relating to earnings and guidance (Exhibit 99.1); remarks delivered to analysts and investors by Thomas O. Ryder, Chairman and Chief Executive Officer, on October 25, 2002 (Exhibit 99.2); remarks delivered to analysts and investors by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, on October 25, 2002 (Exhibit 99.3).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

         (c)      EXHIBITS

         NUMBER                             DESCRIPTION

          99.1 The company's news release, issued on October 25, 2002, relating to earnings and guidance.

          99.2 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, to analysts and investors on October 25, 2002.

          99.3 Remarks delivered by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, to analysts and investors on October 25, 2002.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE READER'S DIGEST ASSOCIATION, INC.
                                                       (Registrant)


DATE:  October 25, 2002
                                           /s/  MICHAEL S. GELTZEILER
                                           -----------------------------------
                                                MICHAEL S. GELTZEILER
                                                Senior Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT NO.                                     DESCRIPTION

  99.1 The company's news release, issued on October 25, 2002, relating to earnings and guidance.

  99.2 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, to analysts and investors on October 25, 2002.

  99.3 Remarks delivered by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, to analysts and investors on October 25, 2002.